Exhibit 10.1

Execution Version

Amendment No. 1 to

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

This Amendment No. 1 (this “Amendment”) to the AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT, dated as of January 24, 2013 (the “Shareholders’ Agreement”), by and among NORWEGIAN CRUISE LINE HOLDINGS, LTD., a company organized under the laws of Bermuda (the “Company”), GENTING HONG KONG LIMITED (f/k/a STAR CRUISES LIMITED), a company continued into Bermuda (“Genting”), STAR NCLC HOLDINGS LTD., a company organized under the laws of Bermuda (“Star Holdings”, and together with Genting, “GHK”), AAA Guarantor Co-Invest VI (B), L.P., AIF VI NCL (AIV), L.P., AIF VI NCL (AIV II), L.P., AIF VI NCL (AIV III), L.P., AIF VI NCL (AIV IV), L.P., Apollo Overseas Partners (Delaware) VI, L.P., Apollo Overseas Partners (Delaware 892) VI, L.P., Apollo Overseas Partners VI, L.P. and Apollo Overseas Partners (Germany) VI, L.P. (each, an “Existing Apollo Entity”, and collectively, the “Existing Apollo Entities”), TPG Viking, L.P., TPG Viking AIV I, L.P., TPG Viking AIV II, L.P. and TPG Viking AIV III, L.P. (each, a “TPG Entity”, and collectively, the “TPG Entities” or “TPG”), and the other Shareholders of the Company from time to time party thereto, is made as of November 19, 2014, by and among the Company, GHK, the Existing Apollo Entities, TPG and AIF VI Euro Holdings, L.P., AAA Guarantor - Co-Invest VII, L.P., AIF VII Euro Holdings, L.P., Apollo Alternative Assets, L.P., Apollo Management VI, L.P. and Apollo Management VII, L.P. (each, a “Joining Apollo Entity”, and collectively, the “Joining Apollo Entities” and, together with the Existing Apollo Entities, the “Apollo Entities” or “Apollo”) (with the Company, Genting, Star Holdings, the Apollo Entities and the TPG Entities sometimes referred to individually as a “Party” and collectively as the “Parties”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Shareholders’ Agreement.

WHEREAS, reference is made to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 2, 2014 by and among the Company, Portland Merger Sub, Inc. (“Merger Sub”), Prestige Cruises International, Inc. (“Prestige”) and Apollo Management, L.P. in its capacity as sellers’ representative;

WHEREAS, pursuant to the Merger Agreement, Merger Sub was merged with and into Prestige (the “Merger”) and the separate corporate existence of Merger Sub ceased and Prestige continued its corporate existence under the laws of the Republic of Panama as the surviving corporation;

WHEREAS, upon the consummation of the Merger, the Joining Apollo Entities received Ordinary Shares as a portion of the consideration for the Merger;

WHEREAS, the Joining Apollo Entities have each executed a joinder to the Shareholders’ Agreement in the form of Exhibit A attached hereto;

WHEREAS, the Parties wish to amend the Shareholders’ Agreement as set forth herein; and

WHEREAS, Section 11(g) of the Shareholders’ Agreement provides that the Shareholders’ Agreement may be amended by an instrument in writing signed by the Company, the Existing Apollo Entities, GHK and TPG.

NOW, THEREFORE, the Shareholders’ Agreement is hereby amended as follows:

1.          Lock-Up.   Section 11 of the Shareholders’ Agreement is hereby amended by adding the following subsection (w) at the end thereof:

“(w) Lock-Up.   From the date hereof until January 1, 2016, Apollo will maintain ownership of a number of Ordinary Shares at least equal to the number of Ordinary Shares obtained by Apollo pursuant to the Merger Agreement (giving effect to equitable adjustments for splits, combinations, recapitalizations and similar transactions) (such minimum number of Ordinary Shares, the “Base Amount”) and agrees not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, Ordinary Shares that would reduce its holdings below the Base Amount or otherwise enter into any arrangement or transaction that will have an economic effect of transferring the ownership of Ordinary Shares so that Apollo’s holdings are reduced below the Base Amount, whether any such arrangement or transaction is to be settled physically, in cash or otherwise; provided that, notwithstanding anything to the contrary set forth in this Section 11(w), the foregoing shall not restrict (i) any Transfer of Ordinary Shares to a Permitted Transferee of Apollo (provided that the holdings of such Permitted Transferee shall be subject to the same restriction as stated in this Section 11(w) considered in the aggregate together with Apollo) or (ii) any Transfer of Ordinary Shares with the written consent of GHK.”

2.          Amendment to Section 6(e)(i).   Section 6(e)(i) of the Shareholders’ Agreement is hereby amended and restated in its entirety as follows:

“(i) Subject to the terms of Section 6(e)(ii)-(v), the provisions of this Section 6 shall apply, mutatis mutandis, to any committee of the Board and to the board of directors and any committee of the board of directors of each Subsidiary of the Company; provided that such provisions and the Apollo Board Rights shall not apply to Prestige Cruises International, Inc. or any of its Subsidiaries or the board of directors or any committee of the board of directors thereof.”

3.          Apollo Entities.   All references in the Shareholders’ Agreement to Apollo and Apollo Entities shall be deemed to apply to the Existing Apollo Entities and the Joining Apollo Entities.

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4.          Ratification of the Shareholders’ Agreement.   Except as otherwise expressly provided herein, all of the terms and conditions of the Shareholders’ Agreement are ratified and shall remain unchanged and continue in full force and effect.

5.          Governing Law.   EXCEPT AS SET FORTH BELOW, THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK EXCLUDING THE CONFLICT OF LAW RULES OR PRINCIPLES THAT COULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. ALL MATTERS WHICH ARE THE SUBJECT OF THIS AMENDMENT RELATING TO MATTERS OF INTERNAL GOVERNANCE OF THE COMPANY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF BERMUDA, WITHOUT GIVING EFFECT TO ANY LAW OR RULE THAT COULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN BERMUDA TO BE APPLIED.

6.          Counterparts.   This Amendment may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

AAA Guarantor Co-Invest VI (B), L.P.

By:	AAA MIP LIMITED,
its general partner

By:	APOLLO ALTERNATIVE ASSETS, L.P.,
its service provider

By:	APOLLO INTERNATIONAL MANAGEMENT, L.P.,
its managing general partner

By:	APOLLO INTERNATIONAL
MANAGEMENT GP, LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

AIF VI Euro Holdings, L.P.

By:	Apollo Advisors VI (EH), L.P.,
its general partner

By:	Apollo Advisors VI (EH-GP), Ltd.,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

[Signature Page to Amendment No. 1 to Shareholders’ Agreement]

AAA Guarantor - Co-Invest VII, L.P.

By:	AAA Investments (Co-Invest VII),
L.P.,
its general partner

By:	Apollo Alternative Assets, L.P.,
its service provider

By:	Apollo International
Management, L.P.,
its managing general partner

By:	Apollo International
Management GP, LLC
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

AIF VII Euro Holdings, L.P.

By:	Apollo Advisors VII (EH), L.P.,
its general partner

By:	Apollo Advisors VII (EH-GP), Ltd.,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

[Signature Page to Amendment No. 1 to Shareholders’ Agreement]

AIF VI NCL (AIV), L.P.

By:	APOLLO ADVISORS VI (EH), L.P.,
its general partner

By:	APOLLO ADVISORS VI (EH-GP), LTD.,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

AIF VI NCL (AIV II), L.P.

By:	APOLLO ADVISORS VI (EH), L.P.,
its general partner

By:	APOLLO ADVISORS VI (EH-GP), LTD.,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

AIF VI NCL (AIV III), L.P.

By:	APOLLO ADVISORS VI (EH), L.P.,
its general partner

By:	APOLLO ADVISORS VI (EH-GP), LTD.,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

[Signature Page to Amendment No. 1 to Shareholders’ Agreement]

AIF VI NCL (AIV IV), L.P.

By:	APOLLO ADVISORS VI (EH), L.P.,
its general partner

By:	APOLLO ADVISORS VI (EH-GP), LTD.,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE) VI, L.P.

By:	APOLLO ADVISORS VI, L.P.,
its general partner

By:	APOLLO CAPITAL MANAGEMENT VI,
LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE 892) VI, L.P.

By:	APOLLO ADVISORS VI, L.P.,
its general partner

By:	APOLLO CAPITAL MANAGEMENT VI,
LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

[Signature Page to Amendment No. 1 to Shareholders’ Agreement]

APOLLO OVERSEAS PARTNERS VI, L.P.

By:	APOLLO ADVISORS VI, L.P.,
its managing partner

By:	APOLLO CAPITAL MANAGEMENT VI,
LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

APOLLO OVERSEAS PARTNERS (GERMANY) VI, L.P.

By:	APOLLO ADVISORS VI, L.P.,
its managing partner

By:	APOLLO CAPITAL MANAGEMENT VI, LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

[Signature Page to Amendment No. 1 to Shareholders’ Agreement]

APOLLO Alternative Assets, L.P.

By:	APOLLO INTERNATIONAL MANAGEMENT, L.P.,
its managing partner

By:	APOLLO INTERNATIONAL MANAGEMENT GP, LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

APOLLO Management VI, L.P.

By:	AIF VI MANAGEMENT, LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

APOLLO Management VII, L.P.

By:	AIF VII MANAGEMENT, LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

[Signature Page to Amendment No. 1 to Shareholders’ Agreement]

TPG VIKING, L.P.

By:	TPG GenPar V, L.P.,
its general partner

By:	TPG GenPar V Advisors, LLC,
its general partner

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Director

TPG VIKING AIV I, L.P.

By:	TPG Viking AIV GenPar, L.P.,
its general partner

By:	TPG Viking AIV GenPar Advisors, Inc.,
its general partner

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Director

TPG VIKING AIV II, L.P.

By:	TPG Viking AIV GenPar, L.P.,
its general partner

By:	TPG Viking AIV GenPar Advisors, Inc.,
its general partner

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Director

[Signature Page to Amendment No. 1 to Shareholders’ Agreement]

TPG VIKING AIV III, L.P.

By:	TPG Viking AIV GenPar, L.P.,
its general partner

By:	TPG Viking AIV GenPar Advisors, Inc.,
its general partner

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Director

[Signature Page to Amendment No. 1 to Shareholders’ Agreement]

GENTING HONG KONG LIMITED

By:	/s/ David Chua
Name: David Chua
Title: Authorized Signatory

STAR NCLC HOLDINGS LTD.

By:	/s/ Blondel So
Name: Blondel So
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Shareholders’ Agreement]

NORWEGIAN CRUISE LINE HOLDINGS LTD.

By:	/s/ Kevin M. Sheehan
Name: Kevin M. Sheehan
Title: President and Chief Executive Officer

[Signature Page to Amendment No. 1 to Shareholders’ Agreement]

Exhibit A

FORM OF JOINDER TO SHAREHOLDERS’ AGREEMENT

THIS JOINDER (this “Joinder”) to that certain Shareholders’ Agreement (as amended and supplemented from time to time, the “Agreement”) dated as of January 24, 2013, by and among NORWEGIAN CRUISE LINE HOLDINGS, LTD., a company organized under the laws of Bermuda (the “Company”), GENTING HONG KONG LIMITED (f/k/a STAR CRUISES LIMITED), a company continued into Bermuda (“Genting”), STAR NCLC HOLDINGS LTD., a company organized under the laws of Bermuda (“Star Holdings”, and together with Genting, “GHK”), and the other parties thereto is made and entered into as of [ ] by and between the Company and [Holder] (“Holder”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

WHEREAS, Holder has acquired certain Ordinary Shares, and the Agreement and the Company require Holder, as a holder of Ordinary Shares, to become a party to the Agreement, and Holder agrees to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1. Agreement to be Bound. Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed an Apollo Entity for all purposes thereof. In addition, Holder hereby agrees that all Ordinary Shares held by Holder shall be deemed Ordinary Shares for all purposes of the Agreement.

2. Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and Holder and any subsequent holders of Ordinary Shares and the respective successors and assigns of each of them, so long as they hold any shares of Ordinary Shares.

3. Counterparts. This Joinder may be executed in separate counterparts, including by facsimile, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

4. Notices. For purposes of Section 11(k) of the Agreement, all notices, demands or other communications to the Holder shall be directed to:

[Name]

[Address]

[Attention]

[Facsimile Number]

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5.  Governing Law. EXCEPT AS SET FORTH BELOW, THIS JOINDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS OR PRINCIPLES THEREOF THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

6.  Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

* * * * *

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IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

NORWEGIAN CRUISE LINES HOLDINGS LTD.

By:
Name:
Title:

[HOLDER]

By:
Name:
Title:

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